SCHEDULE 14A
                         (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                      SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

Filed by the Registrant   X
Filed by a Party other than the Registrant   __
Check the appropriate box:

X   Preliminary Proxy Statement         __  Confidential, for
                                            Use of the Commission Only
                                            (as permitted by Rule
                                            14a-6(e)(2))
__   Definitive Proxy Statement
__   Definitive Additional Materials
__   Soliciting Material Under Rule 14a-12

                        WEBS INDEX FUND, INC.
           (Name of Registrant as Specified in Its Charter)

              (Name of Person(s) Filing Proxy Statement,
                   if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X    No fee required.
__   Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


(2) Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)       Proposed maximum aggregate value of transaction:


(5)       Total fee paid:


__       Fee paid previously with preliminary materials.


__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:


(2)      Form, Schedule or Registration Statement No.:


(3)      Filing Party:


(4)       Date Filed:



                         WEBS INDEX FUND, INC.

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

March 23, 2000

To the Shareholders of WEBS Index Fund, Inc.:

A special meeting of the shareholders of WEBS Index Fund, Inc. (the "Fund") will be held on May 5, 2000 at
10:00 a.m. (Eastern Time) in the offices of the Fund's administrator and transfer agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, for the following purposes:

(1) To approve amendments to the Fund's Advisory Agreement, dated as of March 15, 1996 (as amended October 19,
1999) between the Fund and Barclays Global Fund
Advisors to revise the fee arrangements and to make certain other changes (all Fund shareholders);

(2) To approve a change of the Canada WEBS Index Series' subclassification from diversified to non-diversified
(holders of shares of the Canada WEBS Index Series only);

(3) To approve a change of the Japan WEBS Index Series' subclassification from diversified to non-diversified
(holders of the Japan WEBS Index Series only);

(4)       To approve a change of the United Kingdom WEBS Index
Series' subclassification from diversified to non-diversified (holders of the United Kingdom WEBS Index
Series only); and

(5) To transact such other business as may properly come before the special meeting or any adjournment thereof
(all Fund shareholders).

These proposals are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the special meeting in person. Shareholders of record at the close of business on March 6, 2000 have the right to vote at the special meeting. IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT THE SPECIAL MEETING MAY BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. UNDER THE FUND'S BY LAWS, HOLDERS OF AT LEAST 50% OF THE OUTSTANDING SHARES OF EACH WEBS INDEX SERIES ARE REQUIRED TO BE PRESENT IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM FOR SUCH WEBS INDEX SERIES AT THE SPECIAL MEETING.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION,
PLEASE MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES
YOU OWN.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
IN FAVOR OF PROPOSAL NO. 1 AND THAT THE SHAREHOLDERS OF THE
CANADA, JAPAN AND UNITED KINGDOM WEBS INDEX SERIES VOTE IN
FAVOR OF PROPOSALS NO. 2, 3 AND 4, RESPECTIVELY.

                                    By Order of the Board of Directors,

                                    R. Sheldon Johnson
                                    Secretary

YOUR VOTE IS IMPORTANT.  PLEASE MARK, SIGN, DATE AND
RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                       WEBS INDEX FUND, INC.
                          c/o PFPC Inc.
                       400 Bellevue Parkway
                    Wilmington, Delaware  19809
                       (800) 810-WEBS (9327)


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WEBS Index Fund, Inc. (the "Fund") for use at the Fund's special meeting of shareholders to be held in the offices of the Fund's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, on May 5, 2000 at 10:00 a.m. (Eastern Time). The special meeting and any adjournment thereof are collectively referred to in this Proxy Statement as the "Meeting". The shares of each WEBS Index Series are referred to in this Proxy Statement as "Shares".

It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile, e-mail or personal interview. The Fund will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed form of proxy (the "Proxy") are expected to be distributed to shareholders of each WEBS Index Series on or about March 23, 2000.

A Proxy is enclosed with respect to your Shares. The Proxy should be completed in full with respect to the matters affecting your Shares. Each Share is entitled to one vote.

If your Proxy is executed properly and returned the Shares represented by it will be voted at the Meeting in accordance with your instructions on the Proxy. If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed Proxy and mail it in the enclosed reply envelope.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE FUND BY SENDING A WRITTEN REQUEST TO THE FUND AT THE ADDRESS PROVIDED ABOVE, OR BY CALLING (800) 810-WEBS (9327).



PROPOSALS TO BE VOTED ON


          Proposal                                   Voting
                                                     Shareholders

1. Approval of Amendments to the
Fund's Advisory Agreement                     Each WEBS Index Series

2. Approval of Change of Canada WEBS
Index Series' Subclassification              Canada WEBS Index Series

3. Approval of Change of Japan WEBS
Index Series' Subclassification              Japan WEBS Index Series

4. Approval of Change of United Kingdom
WEBS Index Series' Subclassification          United Kingdom WEBS
                                              Index Series





PROPOSAL 1: APPROVAL OF AMENDMENTS TO THE FUND'S ADVISORY
AGREEMENT

(Each WEBS Index Series Voting Separately)

At a January 28, 2000 Special Meeting of the Board of Directors of the Fund, the Board considered and approved, and recommended to shareholders for their approval, amendments to the Advisory Agreement, dated as of March 15, 1996, as amended October 19,
1999 (the "Current Advisory Agreement"), between the Fund and Barclays Global Fund Advisors (the "Adviser"). The amendments provide for a revised investment advisory fee to be paid to the Adviser, as explained below, and would generally fix the expenses ratio of each WEBS Index Series at .59% of average daily net assets plus payments under the Fund's Rule 12b-1 Distribution
Plan of up to .25% of average daily net assets. The net expense ratios, without the inclusion of Rule 12b-1 fee, of the Fund's 17 operational WEBS Index Series in the fiscal year ended August 31, 1999 ranged from a high of 1.23% in the case of the Malaysia (Free) WEBS Index Series to a low of .74% in the case of the Japan WEBS Index Series. The impact of the Proposed Advisory Agreement on the net expense ratio less Rule 12b-1 fees and the rate of advisory fee paid by a WEBS Index Series would vary significantly, depending on the asset levels of the Series and the other existing Series.
The Adviser would also become responsible for the general management of the Fund's affairs and would no longer have the benefit of certain indemnities provided to the Adviser by the Fund in the Current Advisory Agreement. A copy of the Advisory Agreement as proposed to be amended (the "Proposed Advisory Agreement"), marked to show all changes from the Current Advisory Agreement, is attached to this Proxy Statement as Annex A.

 Background to the Proposal

The Proposed Advisory Agreement was approved by the Board in connection with the Board's determination that it is in the best interests of the Fund and its WEBS Index Series for the Fund to participate in the Adviser's iSharesTM initiative, which is expected to be launched in April 2000. At their October 19, 1999 regular meeting, the Directors were advised that the Adviser intended to make a significant commitment to the U.S. market for exchange traded index funds in 2000. In particular, the Adviser planned to introduce up to 48 new exchange traded funds that would be series of the recently formed iShares Trust, and to devote a substantial amount of its own resources to publicize the introduction of its new funds and to promote their acceptance by investors. The Directors were informed that the Adviser intended to make a proposal to the Board for inclusion of the Fund in its iShares initiative that would involve, among other things, an increase in the Adviser's responsibilities for the general management of the Fund's affairs and a restructuring of the Fund's service provider arrangements, including the introduction of fee arrangements that would effectively fix a substantial portion of the expense ratio of each of the Fund's WEBS Index Series at levels significantly lower than those paid by each of the WEBS Index Series in the Fund's fiscal year ended August 31, 1999. The Directors responded that they would consider whether any proposal submitted to them by the Adviser or any other person, including service providers other than the Adviser, was in the best interests of the Fund and its shareholders. After participating in a conference call on November 19, 1999, the Board asked that the Adviser's proposal address a number of specific concerns of the Board.

The Adviser subsequently made a detailed written proposal (as amended, the "iShares Proposal") to the Board for inclusion of the Fund in the iShares family of funds (the "iShares Family").
 The iShares Proposal contemplated, among other things, that the Fund's existing distributor, administrator and transfer agent, and its custodian and stock lending agent, would be replaced by the entities that had been selected to provide such services to the iShares Trust. The Directors discussed the proposal during a conference call on December 3, 1999 and at a meeting with representatives of the Adviser on December 8, 1999. At that meeting, the Adviser explained that it had conducted an extensive review of potential service providers in connection with its iShares initiative and negotiated fee and other arrangements with such service providers that the Adviser believed were extremely attractive. In the case of the distributor, the Adviser explained that it had selected, subject to the approval of the board of directors of the iShares Trust, SEI Investments Distribution Company ("SEI") to be the distributor for iShares. The Adviser also noted that it intended to assume significant responsibility for marketing iShares itself. The Adviser stated that while its proposal to the Board could be modified to accommodate the Fund's existing service providers other than the distributor, the Fund's retention of SEI as its distributor was an essential part of the iShares Proposal because of the need to unify the marketing and sales effort for the iShares Family. The Adviser stated that it could modify its proposal to accommodate working with the Fund's existing administrator and transfer agent and custodian and stock lending agent, but only at higher fees than those in its initial proposal, absent a significant reduction in the fee schedules of such persons.

At the December 8, 1999 meeting, the Adviser acknowledged that Funds Distributor, Inc. ("FDI") had been the Fund's distributor since the Fund commenced operations in March 1996, and had questioned the propriety of the Adviser recommending the termination of the distribution contract by the Fund, noting that FDI had made significant expenditures in connection with the distribution of the Fund's shares since the Fund's inception; that such expenditures exceeded the revenues it had received in respect of the Fund by a significant amount; and that termination of the distribution agreement would result not only in the elimination of revenues to FDI pursuant to the Fund's Rule 12b-1 Distribution Plan, but also in the termination of a consulting agreement between its affiliate, FDI Distribution Services, Inc. ("FDID") and the Adviser. The Adviser indicated that, in order to ensure a smooth transition of the distribution function and to secure the benefits of the work done by FDI over the years, it was discussing various possible arrangements with FDI in the event the Directors determined to support the iShares Proposal.

After the December 8, 1999 meeting, the Directors asked the Adviser to respond to various questions and concerns, and determined to offer the Fund's current administrator and transfer agent, and its current custodian and stock lending agent, the opportunity to consult with the Adviser and submit revised fee proposals that were competitive with those of the Adviser's preferred service provider. Such submissions, the Adviser's responses to the Directors' questions, a number of possible arrangements with FDI, and various versions of the Adviser's proposal were reviewed by the Directors during a conference call on January 14, 2000 and at meetings held on January 25 and 28, 2000.

At the January 28, 2000 meeting, the Adviser recommended to the Board and the Board approved, among other things: the Proposed Advisory Agreement, subject to shareholder approval; lower fee schedules for the Fund's administrator and transfer agent and custodian and stock lending agent; and, in principle, the marketing of the Fund under the "iShares" name (it is anticipated that the Board will take action to change the name of the Fund and each of its WEBS Index Series to include the term "iShares" shortly prior to the launch of the iShares initiative). The Directors also indicated, in response to a question from the Adviser, that they would welcome at a future time a proposal that an officer of the Adviser become a Director of the Fund.

At the January 28, 2000 meeting, the Board also approved, upon the recommendations of the Adviser, the termination of FDI as distributor for the Fund and the appointment of SEI as distributor, effective no later than March 28, 2000. In addition, the Board approved the removal of the previous limitation on annual distribution fees paid by a WEBS Index Series under the Fund's Rule 12b-1 Distribution Plan (up to .20% of the average daily net assets of the WEBS Index Series) effective at the time that SEI becomes the Fund's distributor, with the effect that each WEBS Index Series may pay annual distribution fees of up to .25% of the average daily net assets of the WEBS Index Series under the Rule 12b-1 Distribution plan (the maximum permitted by the Rule 12b-1 Distribution plan). The Directors also approved, upon the recommendation of the Adviser, a Marketing and Consulting Agreement with FDID (the "Marketing Agreement"). The Marketing Agreement provides that FDID will provide certain marketing and consulting services in connection with the distribution of the Fund's shares for a period of three years after the date that SEI becomes the Fund's distributor, in return for a fee of .035% of the average daily net assets of the Fund's 17 initial WEBS Index Series. Such fee is to be paid
pursuant to the Fund's Rule   12b-1 Distribution Plan and
contains the provisions required by Rule 12b-1, including a provision that it may be terminated without penalty by the Fund at any time. The Adviser informed the Board that it had agreed to make payments aggregating $500,000 to FDI in return for certain assets and services and in connection with the transition of the distribution function for the Fund from FDI to SEI. The Adviser noted that FDI appreciated that the Board was taking action in order for the Fund to participate in the iShares initiative and looked forward to assisting in the Fund's future growth through the services to be provided pursuant to the Marketing Agreement. The Adviser also noted that FDI would be actively involved in ensuring a successful transition of the distribution function to SEI.

The Current Advisory Agreement

Under the Current Advisory Agreement, the Adviser, subject to the supervision of the Fund's Board of Directors and in conformity with the stated investment policies of each WEBS Index Series, manages the investment of each WEBS Index Series' assets. The Adviser is responsible for providing continuous supervision of the investment portfolio of each WEBS Index Series. For its investment management services to each WEBS Index Series that has commenced operations, the Adviser is currently paid management fees equal to each WEBS Index Series' allocable portion of: .27% per annum of the aggregate net assets of the existing Series of the Fund plus the EMU WEBS Index Series and USA WEBS Index Series, neither of which has commenced operations (collectively, the "Developed Country Series") less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Developed Country Series between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Developed Country Series between $7 billion and $10 billion, plus .08% per annum of the aggregate net assets of the Developed Country Series in excess of $10 billion. The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. The Adviser may from time to time reimburse one or more WEBS Index Series for certain expenses.
The Fund is responsible for all of its expenses other than those specifically assumed by the Adviser.

Pursuant to the Current Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders with respect to matters covered by the Current Advisory Agreement, and the Fund will indemnify the Adviser, its directors, officers, employees and control persons for certain liabilities, including all losses, claims, damages or liabilities arising under the federal securities laws or other federal or state laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or the reckless disregard of the Adviser's obligations and duties. This indemnification would be removed under the Proposed Advisory Agreement.

The Current Advisory Agreement, with respect to all WEBS Index Series, is subject to annual approval by (1) the Fund's Board of Directors or (2) vote of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board of Directors who are not interested persons (as defined in the 1940
Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Current Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Current Advisory Agreement provides that the Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to any particular WEBS Index Series. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. No such subadvisory arrangements exist or are contemplated at this time.
The Current Advisory Agreement was approved in respect of each of the 17 initial WEBS Index Series of the Fund by its initial shareholder on March 6, 1996. The sole shareholder of each WEBS Index Series that has not yet commenced operations (i.e. the Brazil (Free), EMU, Greece, Indonesia, Korea, Portugal, South Africa, Thailand, Taiwan, Turkey and USA WEBS Index Series) will approve the Proposed Advisory Agreement as it applies to each such WEBS Index Series prior to the commencement of operations of any such series. At its January 28, 2000 meeting, the Board of Directors approved the Current Advisory Agreement for each WEBS Index Series through March 2001, subject to its replacement with the Proposed Advisory Agreement upon its approval by shareholders.

For the fiscal year ended August 31, 1999, the Fund paid fees to the Adviser for its advisory service as follows: Australia WEBS Index Series $135,613; Austria WEBS Index Series $27,123; Belgium WEBS Index Series $44,906; Canada WEBS Index Series $33,205; France WEBS Index Series $137,387; Germany WEBS Index Series $219,901; Hong Kong WEBS Index Series $197,467; Italy WEBS Index Series $186,292; Japan WEBS Index Series $1,096,060; Malaysia
(Free) WEBS Index Series $176,782; Mexico (Free) WEBS Index Series $39,012; Netherlands WEBS Index Series $68,016; Singapore
(Free) WEBS Index Series $255,259; Spain WEBS Index Series $92,868; Sweden WEBS Index Series $43,348; Switzerland WEBS Index Series $93,758; and United Kingdom WEBS Index Series $245,947.

The Proposed Advisory Agreement

The Proposed Advisory Agreement provides that the Fund will continue to be responsible for its expenses, but that the Adviser will receive from the Fund the difference between the Fund's expenses (except for: expenses incurred in connection with the execution of portfolio transactions; expenses incurred in connection with the Fund's Rule 12b-1 Distribution Plan; litigation expenses; taxes; any cost or expense that a majority of the Directors of the Fund who are not "interested persons"
(as defined in the 1940 Act) deems to be an extraordinary expense; and the advisory fee itself) and .59% per annum of the aggregate net assets of the Developed Country Series less than or equal to $7.0 billion, plus .54% per annum of the aggregate net assets of the Developed Country Series between $7.0 billion and $11.0 billion, plus .49% per annum of the aggregate net assets of the Developed Country Series in excess of $11.0 billion. The Adviser would be responsible for any expenses of the Fund (other than the exceptions listed above) that would cause the Fund's expenses to exceed such levels. The effect of the proposed amendments, at current asset levels and assuming no litigation expenses, taxes or extraordinary expenses, would be an expense ratio of .84% for each of the Fund's 17 initial WEBS Index Series (that is, .59% as contemplated by the Proposed Advisory Agreement plus .25% under the Fund's Rule 12b-1 Distribution Plan). The Proposed Advisory Agreement would remove the indemnities provided to the Adviser under the Current Advisory Agreement and require the Adviser to be responsible for the general management of the Fund's affairs. It is contemplated that the names of the Fund and each of its WEBS Index Series will be changed to use the term "iShares" shortly prior to the time the new iShares funds are introduced which is expected to be April 2000. The Proposed Advisory Agreement provides that the Fund will, at the request of the Adviser, change its name and those of its series to delete any reference to "iShares" in the event the Adviser or one of its affiliates is no longer the Fund's investment adviser.

Reasons for the Board of Directors' Recommendation

As noted above under "Background to the Proposal", the Fund's Board of Directors considered the iShares Proposal during four in-person meetings and three conference calls. Each meeting included separate meetings of the four Directors who are not "interested persons" of the Fund and consultation by such Directors with counsel. After carefully considering the information presented to them, the Board determined that the iShares Proposal was in the best interests of the Fund and each of its WEBS Index Series, and voted to approve and recommend the Proposed Advisory Agreement to the Fund's shareholders.
In its presentation to the Board, the Adviser stated that, based on extensive market research, it believed that the Fund's WEBS Index Series would benefit from (i) lower costs of some of the WEBS Index Series resulting from the proposed fee arrangements which, based on current asset levels, would generally fix the expense ratios of each the Fund's WEBS Index Series at .84% of average daily net assets and (ii) increased promotion from their inclusion in the iShares Family. The Adviser stated that the benefits of lower costs of some of the WEBS Index Series and increased promotion should increase the rate of asset growth, which in turn would result in increased liquidity of the Fund's shares. The Adviser noted that its proposed fee schedule included breakpoints so that the WEBS Index Series would generally benefit from decreases in their expense ratios when assets of the Developed Country Series reached the $7 billion and $11 billion levels. The Adviser reviewed with the Board its detailed plans for the introduction of iShares, including its plans to expend substantial resources (including substantial amounts of its own resources) on promotion of the iShares brand.
 The Adviser stated that the 44 iShares funds that were expected to be introduced in 2000 related primarily to domestic indices, and that the Adviser proposed that the Fund's WEBS Index Series provide most of the non-U.S. country-based component of the iShares Family.

The Directors were persuaded that the proposed advisory fee arrangements, together with the Fund's participation in the iShares initiative, likely would result in an increase in the rate of growth of the assets of the Fund's WEBS Index Series, and that such growth would be beneficial to the Fund's WEBS Index Series and their shareholders. The Directors concurred with the Adviser's view that increased liquidity should be a result of increased assets, and that this would be a benefit to the shareholders of the Fund's WEBS Index Series. The Directors also considered the competitive landscape, including the expected introduction of new competing funds, and concluded that the Fund's long-term prospects for growth and success would be improved if it became part of the iShares Family. In considering the proposed changes to the advisory fee, the Directors reviewed comparative fee and expense ratio data and the nature and quality of the services provided by the Adviser since the Fund's inception, including the performance of each WEBS Index Series compared to its benchmark index. The Directors considered the profitability of the current fee arrangements to the Adviser in 1999 and the Adviser's policies and practices regarding the allocation of brokerage (including the fact that the Adviser does not enter into soft dollar arrangements or recommend directed brokerage arrangements for its investment company clients). The Directors also considered the impact of the proposed fee arrangements on the Fund's WEBS Index Series at various net asset levels.

In considering the proposed fee arrangements, the Directors noted that in the Fund's fiscal year ended August 31, 1999, the expense ratios of the Fund's 17 initial WEBS Index Series had ranged from a high of 1.43% for the Malaysia (Free) WEBS Index Series (which had incurred significant expenses as a result of the imposition by the Malaysian government of capital controls on September 1,
1998) to a low of 0.94% for the Japan WEBS Index Series, which is by far the largest of the 17 WEBS Index Series. The Adviser noted, and the Directors recognized, that had the Proposed Advisory Agreement been in effect in fiscal 1999, the expense ratios of each WEBS Index Series would have been .84%, which would have been a significant benefit to shareholders. The Directors also noted that the breakpoints in the Current Advisory Agreement and the contract with the administrator and accounting services agent, and the fact that a portion of the Fund's expenses are relatively fixed and do not vary with increased assets, resulted in significant expense ratio reductions as the Fund's net assets increase, and that depending on the level of the assets of the Developed Country Series, the fee schedule in the Proposed Advisory Agreement would result in higher fees to the Adviser, and a higher expense ratio in respect of certain of the Fund's WEBS Index Series, than those payable under the fee schedule in the Current Advisory Agreement. The Directors recognized that under the Proposed Advisory Agreement, the benefits of: breakpoints in the Fund's contract with the administrator, the amortization of the Fund's deferred organization expenses (which will be completed in March 2001), and the spreading of relatively fixed expenses of the Fund over larger amounts of net assets of the Fund would accrue to the Adviser and not to the Fund. They also noted that, based on current asset levels, the effect of the proposed fee change varied significantly from WEBS Index Series to WEBS Index Series. The Directors considered the Proposed Advisory Agreement and the iShares Proposal from the point of view of each separate WEBS Index Series during the course of their deliberations. They also noted the expanded duties of the Adviser under the Proposed Advisory Agreement, the breakpoints in the fee schedule in the Proposed Advisory Agreement, the fact that the net fees to the Adviser and each of the Fund's WEBS Index Series under the Proposed Advisory Agreement would be lower than those under the Current Advisory Agreement and other service provider contracts at current asset levels, and that the Adviser had been incurring costs in support of proposed new WEBS Index Series. The Directors also considered the Proposed Advisory Agreement in the context of the entire iShares Proposal. The Directors determined that the Proposed Advisory Agreement should continue for a one year period from the date of its approval by shareholders (rather than the two year period permitted by the 1940 Act) and alerted the Adviser that they would closely review the profitability of the Adviser's relationship with the Fund in connection with the proposed continuance thereof in 2001.

After careful consideration of the information presented to them and all factors that they deemed relevant and extensive discussion, the disinterested Directors and the entire Board unanimously approved the Proposed Advisory Agreement and recommended it to shareholders for their approval.

Information Concerning the Effect of the Proposed Advisory
Agreement

The following tables compare the compensation paid to the Adviser by each WEBS Index Series under the Current Advisory Agreement in the Fund's fiscal year ended August 31, 1999 and the compensation that the WEBS Index Series would have paid in fiscal 1999 had the Proposed Advisory Agreement and the fee reductions by the administrator and custodian been in effect throughout such period. "Other Expenses" do not include Rule 12b-1 fees. As noted above, the Board of Directors has approved payment by the WEBS Index Series at that maximum rate of .25% under the Fund's Rule 12b-1 Plan of Distribution. In fiscal 1999 the Rule 12b01 fee rate paid was .20%.


                                                  FEES AND
                               ACTUAL FEES        EXPENSES FOR FISCAL
                               AND EXPENSES       1999 UNDER PROPOSED
                               FOR FISCAL 1999    FEE STRUCTURE*


AUSTRALIA WEBS INDEX SERIES

Management Fee
 (as a percentage of average daily net assets)       0.27%      0.15%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.53%      0.44%0
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)        N/A       0.00%
Net expenses (other than Rule 12b-1 fees)
 as a percentage of average daily net assets)    0.80%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                  $135,613   $78,488
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                   (42.12%)

AUSTRIA WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                         0.27%      0.00%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)        0.84%      0.74%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)        N/A       (0.15%)
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)        1.11%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                  $27,123      $(15,684)
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                       (157.83%)

BELGIUM WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                        0.27%     0.00%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.77%    0.66%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)       N/A      (0.07%)
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       1.04%     0.59%

Net fee received (reimbursement paid)
 by the Adviser                                  $44,906     $(10,810)
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                         (124.07%)

CANADA WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                      0.27%      0.00%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)     0.76%      0.66%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)      N/A      (0.07%)
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)     1.03%       0.59%

Net fee received (reimbursement paid)
 by the Adviser                                    $33,205    $(8,042)
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                      (124.22%)

FRANCE WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                         0.27%      0.11%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)        0.59%      0.48%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)        N/A       (0.00%)
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)        0.86%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                 $137,387        $53,888
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                         (60.78%)

GERMANY WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                        0.27%      0.17%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.53%      0.42%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)        N/A       0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.80%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                 $219,901      $7,803
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                     (37.33%)

HONG KONG WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                        0.27%     0.18%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.54%     0.41%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)       N/A       0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.80%     0.59%

Net fee received (reimbursement paid)
 by the Adviser                                   $197,467   $132,032
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                       (33.14%)

ITALY WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                        0.27%      0.13%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.56%      0.46%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)         N/A      0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.83%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                  $186,292      $91,932
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                      (50.65%)

JAPAN WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                        0.27%      0.22%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.47%      0.37%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)       N/A        0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.74%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                   $1,096,060   $882,351
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                        (19.50%)

MALAYSIA (FREE) WEBS INDEX

Management Fee (as a percentage
 of average daily net assets)                     0.27%      0.00%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)    0.96%      0.86%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)    N/A       (0.27%)
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)    1.23%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                   $176,782     $(166,033)
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                      (193.92%)

MEXICO (FREE) WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                       0.27%      0.00%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)      0.79%      0.72%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)       N/A      (0.13%)
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)      1.06%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                     $39,012     $(15,133)
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                             (138.79%)

NETHERLANDS WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                          0.27%     0.11%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)         0.60%     0.48%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)         N/A       0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)         0.87%     0.59%

Net fee received (reimbursement paid)
 by the Adviser                                 $68,016     $(27,399)
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                      (59.72%)

SINGAPORE (FREE) WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                        0.27%    0.20%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.50%    0.39%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)       N/A      0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)       0.77%    0.59%

Net fee received (reimbursement paid)
 by the Adviser                                   $255,259    $190,401
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                       (25.41%)

SPAIN WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                     0.27%        0.13%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)    0.57%        0.46%
Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)    N/A          0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)    0.84%        0.59%

Net fee received (reimbursement paid)
 by the Adviser                                $92,868          $41,661
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                  (55.14%)

SWEDEN WEBS INDEX SERIES

Management Fee (as a percentage
 of average daily net assets)                      0.27%      0.04%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets) 0.66% 0.55% Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)     N/A        0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)     0.93%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                   $43,348     $6,049
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                      (86.05%)

SWITZERLAND WEBS INDEX

Management Fee (as a percentage
 of average daily net assets)                      0.27%      0.08%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets) 0.62% 0.51% Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)     N/A        0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)     0.89%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                    $93,758   $6,518
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                     (71.72%)

UNITED KINGDOM WEBS INDEX

Management Fee (as a percentage
 of average daily net assets)                      0.27%      0.20%
Other expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets) 0.50% 0.39% Expense reimbursement by the Adviser
 (as a percentage of average daily net assets)     N/A        0.00%
Net expenses (other than Rule 12b-1 fees)
 (as a percentage of average daily net assets)     0.77%      0.59%

Net fee received (reimbursement paid)
 by the Adviser                                   $245,523   $189,523
Decrease in fee payable to the Adviser
 under Proposed Advisory Agreement                      (22.94%)






* "Other expenses" reflect the fee reductions agreed to by the Fund's administrator and transfer agent and its custodian and stock lending agent in connection with the iShares Proposal. The advisory fee shown is the fee rate that each WEBS Index Series would have paid in fiscal 1999 had the Proposed Advisory Agreement and such fee reductions been in effect throughout such fiscal year.


As noted above, the impact of the Proposed Advisory Agreement on a WEBS Index Series' expense ratio varies significantly depending on the level of such Series' average daily net assets and on the average daily net assets of the Developed Markets Series. During the six months ended February 29, 2000, the average daily net assets of many WEBS Index Series, and of the Developed Markets Series, were materially higher than in fiscal 1999. Had the Proposed Advisory Agreement and the new fee schedules for the administrator and custodian been in effect during such six month period, the percentage reduction in the Adviser's fees from many of the WEBS Index Series would have been lower than those disclosed in the above table. In addition, the Japan WEBS Index Series would have paid the Adviser $6,566 more than it paid under the Current Advisory Agreement, an increase of .60%. The fee reduction to the Adviser for the other WEBS Index Series would have varied from a 19.67% decrease (Singapore (Free) WEBS Index Series) to a 180.1% decrease (Canada WEBS Index Series). At significantly higher levels of average daily net assets, each WEBS Index Series would pay higher fees to the Adviser, and have a higher expense ratio, than it would under the Current Advisory Agreement.

Affiliated Brokerage

For the fiscal year ended August 31, 1999, the Fund paid $704,320 in aggregate brokerage commissions. During that fiscal year, certain portfolio transactions were executed through Morgan Stanley & Co. Incorporated ("MS&Co."), an affiliated broker of the Fund due to the Fund Secretary's position as a Managing Director of MS&Co. As a percentage of aggregate brokerage commissions paid during the fiscal year, MS&Co. received 5.72% of the aggregate dollar amount ($40,300).

Additional Information About the Adviser

The Adviser is a California corporation and a wholly owned subsidiary of Barclays Global Investors, N.A., which in turn is wholly owned indirectly by Barclays Bank PLC. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. As of December 31, 1999, the Adviser and its affiliates managed assets aggregating in excess of $780 billion.
 The principal executive officers and their positions with the Adviser are set forth below:

Name                       Position with the Adviser
Garrett Bouton             Chairman and Chief Executive Officer
Patricia C. Dunn           Managing Director
Lawrence G. Tint           Managing Director
Geoffrey Fletcher          Chief Financial Officer
Andrea M. Zulberti         Chief Administrative Officer
Joanne T. Medero           Secretary
Theda R. Haber             Assistant Secretary
Terri L. Slane             Assistant Secretary

The Adviser also acts as investment adviser or sub-adviser for a number of investment companies and portfolios, including three international equity index funds. Information concerning the three international equity index funds, each of which is either advised or sub-advised by the Adviser, is set forth below:

                 Adviser's Role
   Fund and     In Management    Net Assets   Contractual Advisory/
  Portfolio       of Fund and         as of        Sub-Advisory Fee
      Names        Portfolios     2/29/2000             Arrangement

MIP
International
 Index Fund          Adviser     $70,674,027   0.15% of net assets of
                                               first 1 billion;plus 0.10%
                                               of net assets thereafter

E*Trade
Global Titans
 Index Fund      Sub-Adviser    $10,470,093    0.20% of net assets of
                                               first 200 million; plus
                                              0.15% of net assets between
                                              200 million and 500 million;
                                              plus 0.12% thereafter
                                              ($40,000 per year minimum

State Farm
International
 Equity Index    Sub-Adviser   $155,573,505   0.35% of net assets of first
                                              $50 million; plus 0.30% of
                                             net assets of next $50
                                             million; plus 0.20% of net
                                             assets thereafter; minus
                                            $3,750 and a the fund's custody
                                            fees


REQUIRED VOTE

The approval of Proposal 1 in respect of a WEBS Index Series requires the affirmative vote of a majority of the shares of the WEBS Index Series, as defined in the 1940 Act, outstanding and entitled to vote at the Meeting. Under the 1940 Act, this means
(i) 67% or more of the voting securities of the WEBS Index Series present at the Meeting, in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the WEBS Index Series (a "1940 Act Majority"). In the event that Proposal 1 does not receive the required vote from the shareholders of any WEBS Index Series, the Current Advisory Agreement will continue in effect with respect to such WEBS Index Series, and the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Adviser.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSED AMENDMENTS TO THE ADVISORY AGREEMENT

PROPOSALS TO CHANGE SUBCLASSIFICATIONS OF EACH OF THE CANADA,
JAPAN AND UNITED KINGDOM WEBS INDEX SERIES FROM DIVERSIFIED TO
NON-DIVERSIFIED

The Canada WEBS Index Series, Japan WEBS Index Series and United Kingdom WEBS Index Series are classified as management investment companies under the 1940 Act, and subclassified as open-end companies and diversified companies. Under the 1940 Act, a "diversified company" must meet the following requirements: at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. At the Meeting, shareholders of the Canada WEBS Index Series, Japan WEBS Index Series and United Kingdom WEBS Index Series will be asked to approve a change to each of these WEBS Index Series' subclassifications from a diversified company to a non-diversified company. A non-diversified company is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of securities than is the investment return of a diversified fund of comparable size. A diversified fund typically provides more stable investment returns than a non-diversified fund. Change to non-diversified status would provide greater discretion to the Adviser to enter into more concentrated positions with respect to individual investments. Each WEBS Index Series of the Fund, regardless of whether classified as diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of each WEBS Index Series' total assets be represented by the types of assets which satisfy the 75% asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the investment company's assets may be invested in the securities of any one issuer. As discussed below, the Canada and United Kingdom WEBS Index Series would not be diversified companies as defined in the 1940 Act if they fully replicated the Morgan Stanley Capital International ("MSCI") Canada and United
Kingdom Indices, respectively, and the Adviser believes that the MSCI Japan Index may become non-diversified for purposes of the 1940 Act in the near term. Under the 1940 Act, if a fund that is classified as "non-diversified" for purposes of the 1940 Act is in fact diversified for such purposes for a two year period, its subclassification will change to "diversified" automatically.


PROPOSAL 2: APPROVAL OF CHANGE OF CANADA WEBS INDEX SERIES'
SUBCLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

(Applies Only to Holders of Shares of the Canada WEBS Index
Series)

The Board of Directors has approved the Canada WEBS Index Series' proposed change to a non-diversified company in light of recent and anticipated changes in the Canadian securities markets and in the MSCI Canada Index, which is the Canada WEBS Index Series' benchmark. As a result of developments in the Canadian securities markets since the inception of the Canada WEBS Index Series, particularly the appreciation of two stocks, Nortel Networks Ltd. and BCE Inc., the aggregate index weighting of the companies in the MSCI Canada Index with a weighting of greater than 5% has increased to 57.07% (as of March 9, 2000) from 17.25% (as of March 7, 1996). Thus, if the Canada WEBS Index Series' portfolio replicated the MSCI Canada Index, it would not be "diversified" for 1940 Act purposes.

While the Canada WEBS Index Series uses a portfolio sampling technique and does not normally invest in all of the securities in the MSCI Canada Index, it typically holds a representative subset of those securities, including significant positions in securities that have index weightings of more than 5%. As a result of the recent changes in the Canadian securities markets and the MSCI Canada Index, the requirement that the Canada WEBS Index Series operate as a diversified company has made it more difficult for the Canada WEBS Index Series to track closely the performance of its benchmark index, which has become non-diversified. The proposed change to a non-diversified company will increase the Canada WEBS Index Series' investment flexibility and is expected to improve its ability to track the MSCI Canada Index.


REQUIRED VOTE

The approval of Proposal 2 requires the affirmative vote of a 1940 Act Majority of the Canada WEBS Index Series. In the event that Proposal 2 does not receive the affirmative vote of a 1940 Act Majority of the Canada WEBS Index Series, the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Adviser.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE
CANADA WEBS INDEX SERIES VOTE "FOR" THE CHANGE IN THE CANADA
WEBS INDEX SERIES' SUBCLASSIFICATION


PROPOSAL 3: APPROVAL OF CHANGE OF JAPAN WEBS INDEX SERIES'
SUBCLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

(Applies Only to Holders of Shares of the Japan WEBS Index
Series)

The Board of Directors has approved the Japan WEBS Index Series' proposed change to a non-diversified company in light of recent and potential changes in the Japanese securities markets and in the MSCI Japan Index, which is the Japan WEBS Index Series' benchmark. As a result of developments in the Japanese securities markets since the inception of the Japan WEBS Index Series, the number of companies in the MSCI Japan Index with a weighting of greater than 5% is now two, having an aggregate index weighting of 13.03% (as of March 9, 2000) from none (as of March 7, 1996).

While the Japan WEBS Index Series uses a portfolio sampling technique and does not normally invest in all of the securities in the MSCI Japan Index, it typically holds a representative subset of those securities, including significant positions in securities that have index weightings of more than 5%. The proposed change to a non-diversified company will increase the Japan WEBS Index Series' investment flexibility and is expected to improve its ability to track the MSCI Japan Index should such index become non-diversified. While the MSCI Japan Index is currently "diversified" for 1940 Act purposes, the Adviser believes that there is a material risk of it becoming non-diversified in the near term as a result of pending and future possible mergers of Japanese companies and recent trends. The Adviser proposed, and the Directors have approved and recommended to shareholders, a change of the Japan WEBS Index Series' subclassification to "non-diversified" in light of such possible changes to the MSCI Japan Index. The Adviser and the Directors believe that it is appropriate for shareholders to vote on this matter at the upcoming Special Meeting of Shareholders to avoid the possible expense and distraction of holding another Special Meeting of Shareholders of the Japan WEBS Index Series in the near term. The Adviser does not expect to cause the Japan WEBS Index Series to invest in a non-diversified portfolio if the MSCI Japan Index does not become non-diversified. As noted above, the Japan WEBS Index Series will revert to "diversified" status two years after the change if it continues to be operated as a diversified company throughout such two year period.


REQUIRED VOTE

The approval of Proposal 3 requires the affirmative vote of the holders of a 1940 Act Majority of the Japan WEBS Index Series.
In the event that Proposal 3 does not receive the affirmative vote of a 1940 Act Majority of the Japan WEBS Index Series, the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Adviser and the Fund's counsel.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE JAPAN
WEBS INDEX SERIES VOTE "FOR" THE CHANGE IN THE JAPAN WEBS INDEX
SERIES' SUBCLASSIFICATION.


PROPOSAL 4: APPROVAL OF CHANGE OF UNITED KINGDOM WEBS INDEX
SERIES' SUBCLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

(Applies Only to Holders of Shares of the United Kingdom WEBS
Index Series)

The Board of Directors has approved the United Kingdom WEBS Index Series' proposed change to a non-diversified company in light of recent and anticipated changes in the British securities markets and in the Morgan Stanley Capital International ("MSCI") United Kingdom Index, which is the United Kingdom WEBS Index Series' benchmark. As a result of developments in the British securities markets since the inception of the United Kingdom WEBS Index Series, particularly the creation by merger of BPAmoco p.l.c. and Vodafone AirTouch PLC, the number of companies in the MSCI United Kingdom Index with a weighting of greater than 5% has increased to three, having an aggregate index weighting of 33.74% (as of March 9, 2000) from two having a total weight of 10.36% (as of March 7, 1996). This situation will be significantly exacerbated upon consummation of the pending acquisition of Mannesmann AG by Vodofone AirTouch PLC. Thus, if the United Kingdom WEBS Index Series' portfolio replicated the MSCI United Kingdom Index, it would not be "diversified" for 1940 Act purposes.

While the United Kingdom WEBS Index Series uses a portfolio sampling technique and does not normally invest in all of the securities in the MSCI United Kingdom Index, it typically holds a representative subset of those securities, including significant positions in securities that have index weightings of more than 5%. As a result of the recent changes in the British securities markets and the MSCI United Kingdom Index, the requirement that the United Kingdom WEBS Index Series operate as a diversified company has made it more difficult for the United Kingdom WEBS Index Series to track closely the performance of its benchmark index, which has become non-diversified. The proposed change to a non-diversified company will increase the United Kingdom WEBS Index Series' investment flexibility and is expected to improve its ability to track the MSCI United Kingdom Index.


REQUIRED VOTE

The approval of Proposal 4 requires the affirmative vote of a 1940 Act Majority of the United Kingdom WEBS Index Series. In the event that Proposal 2 does not receive the affirmative vote of a 1940 Act Majority of the United Kingdom WEBS Index Series, the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Adviser and the Fund's counsel.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE
UNITED KINGDOM WEBS INDEX SERIES VOTE "FOR" THE CHANGE IN THE
UNITED KINGDOM WEBS INDEX SERIES' SUBCLASSIFICATION.


                     VOTING INFORMATION

RECORD DATE. Only shareholders of record at the close of business on March 6, 2000, will be entitled to vote at the Meeting. On that date, the number of outstanding Shares were as follows:


WEBS Index Series            Number of Shares Outstanding

Australia                          5,800,830

Austria                            1,200,030

Belgium                              840,030

Canada                               800,343

France                             3,401,405

Germany                            6,605,652

Hong Kong                          6,526,419

Italy                              2,400,030

Japan                             58,804,837

Malaysia (Free)                   17,025,030

Mexico (Free)                      1,500,030

Netherlands                        1,001,477

Singapore (Free)                  13,701,362

Spain                              1,500,340

Sweden                               825,240

Switzerland                        2,626,643

United Kingdom                     6,201,850


QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares, represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of any adjournment, and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A quorum is constituted with respect to each WEBS Index Series by the presence in person or by proxy of the holders of more than 50% of the outstanding voting shares of that WEBS Index Series. A quorum must be present at the meeting with respect to each WEBS Index Series with respect to each proposal to be acted upon for that WEBS Index Series. For example, a quorum must be present for the Canada WEBS Index Series for a vote to be held for that Series with respect to Proposals 1 and 2. Properly executed proxies may be returned with instructions to abstain from voting or withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Shares represented by broker non-votes are treated as being present for purposes of determining a quorum. A vote cast does not include an abstention or the failure to vote for or against any proposal. Therefore, for purposes of determining the affirmative vote of a "majority of the outstanding shares" in respect of a proposal, an abstention or the failure to vote, including a broker non-vote, although counted toward the determination of a quorum, will be the equivalent of a vote against the proposal.

ANNUAL MEETINGS. Consistent with its By-Laws and Maryland law, the Fund does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.

                OTHER SHAREHOLDER INFORMATION

As of March 6, 2000, the name, address and percentage of ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each WEBS Index Series were as follows:

   WEBS Index Series          Percentage of
And Name and Address              Ownership

AUSTRALIA

The Chase Manhattan Bank          53.95%
One Chase Manhattan Plaza
New York, NY  10081

The Bank of New York               7.39%
One Wall Street
New York, NY  10286

Bankers Trust                      5.74%
648 Grassmere Park Road
Nashville, TN 37211



AUSTRIA

The Bank of New York               22.65%
925 Patterson Plank Road
Secaucus, NJ 07094

Salomon Smith Barney Inc.          16.96%
333 West 34th Street, 3rd
Floor
New York, NY  10001

Brown Brothers Harriman & Co.       7.98%
63 Wall Street, 8th Floor
New York, NY 10005

National Financial Services         6.72%
Corporation
1 World Financial Center, Tower A
New York, NY  10281



BELGIUM

The Bank of New York                26.13%
925 Patterson Plank Road
Secaucus, NJ 07094

Citibank, N.A.                       7.65%
P.O. Box 30576
Tampa, FL  33630


Bear, Stearns Securities Corp.        7.11%
One Metrotech Center, North
Brooklyn, NY 11201

National Financial                 6.35%
Services Corporation
200 Liberty Street
New York, NY 10281

Salomon Smith Barney Inc.         5.94%
333 West 34th Street, 3rd
Floor
New York, NY  10001



CANADA

Charles Schwab & Co., Inc.        18.48%
Newport Financial Center
111 Pavonia Avenue East,
3rd Floor
Jersey City, NJ  07310

Prudential Securities             7.76%
Incorporated
1 New York Plaza, 9th Floor
New York, NY  10292

Brown Bros. Harriman & Co.        7.50%
59 Wall Street
New York, NY  10005

Goldman, Sachs & Co.              7.32%
1 New York Plaza
New York, NY  10004

RBC Dominion Securities Inc.      6.46%
-- NSCC
200 Bay Street, Royal
Bank Plaza
Toronto, Ontario
Canada M5J 2W7

National Investors                 5.46%
Services Corp.
55 Water Street
New York, NY 10281



FRANCE

Morgan Stanley & Co.               16.00%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

State Street Bank & Trust          9.77%
Company
1776 Heritage Drive
Quincy, MA  02171

The Bank of New York               9.20%
One Wall Street
New York, NY  10286

Brown Bros. Harriman & Co.         8.06%
59 Wall Street
New York, NY  10005

Wells Fargo Bank, N.A.             6.63%
464 California Street
San Francisco, CA  94104



GERMANY

Brown Bros. Harriman & Co.          12.82%
59 Wall Street
New York, NY  10005

State Street Bank & Trust            10.18%
Company
1776 Heritage Drive
Quincy, MA  02171

The Bank of New York                  8.76%
One Wall Street
New York, NY  10286

Morgan Stanley & Co.                  5.17%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

Charles Schwab & Co., Inc.           5.01%
Newport Financial Center
111 Pavonia Avenue East,
3rd Floor
Jersey City, NJ  07310



HONG KONG

Salomon Smith Barney Inc.          9.44%
333 West 34th Street, 3rd
Floor
New York, NY  10001

Morgan Stanley & Co.              8.82%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

Charles Schwab & Co., Inc.         6.32%
Newport Financial Center
111 Pavonia Avenue East,
3rd Floor
Jersey City, NJ  07310

Merrill Lynch Pierce              6.28%
Fenner & Smith
Safekeeping
101 Hudson Street
Jersey City, NJ  07302

Brown Bros. Harriman & Co.       5.58%
59 Wall Street
New York, NY  10005



ITALY

Brown Bros. Harriman & Co.        21.61%
59 Wall Street
New York, NY  10005

The Bank of New York               16.57%
One Wall Street
New York, NY  10286

Bear, Stearns Securities Corp.     8.92%
One Metrotech Center
North
Brooklyn, NY 11201-3859

Citibank, N.A.                     7.74%
1410 Westshore Blvd.
Tampa, FL  33607



JAPAN

Morgan Stanley & Co.                13.55%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

Citibank, N.A.                      7.74%
1410 Westshore Blvd.
Tampa, FL  33607

Brown Bros. Harriman & Co.           6.49%
59 Wall Street
New York, NY  10005

State Street Bank & Trust             6.19%
Company
1776 Heritage Drive
Quincy, MA  02171

The Bank of New York                6.05%
One Wall Street
New York, NY  10286



MALAYSIA
(FREE)

Brown Bros. Harriman & Co.          10.68%
59 Wall Street
New York, NY  10005

State Street Bank & Trust           9.01%
Company
1776 Heritage Drive
Quincy, MA  02171

The Bank of New York                8.97%
One Wall Street
New York, NY  10286

Merrill Lynch Pierce                7.26%
Fenner & Smith
Safekeeping
101 Hudson Street
Jersey City, NJ  07302

Salomon Smith Barney Inc.           6.84%
333 West 34th Street, 3rd Floor
New York, NY  10001

Charles Schwab & Co., Inc.          5.08%
Newport Financial Center
111 Pavonia Avenue East,
3rd Floor
Jersey City, NJ  07310



MEXICO
(FREE)

Morgan Stanley & Co.               27.30%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

The Bank of New York                 9.23%
One Wall Street
New York, NY  10286

Salomon Smith Barney Inc.           5.58%
333 West 34th Street, 3rd Floor
New York, NY  10001



NETHERLANDS

Brown Bros. Harriman & Co.         13.63%
59 Wall Street
New York, NY  10005

Morgan Stanley & Co.               11.80%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

The Bank of New York               9.32%
One Wall Street
New York, NY  10286

Citibank, N.A.                    9.02%
1410 Westshore Blvd.
Tampa, FL  33607

Prudential Securities             6.76%
Incorporated
1 New York Plaza
9th Floor
New York, NY  10292



SINGAPORE
(FREE)

Charles Schwab & Co., Inc.          8.67%
Newport Financial Center
111 Pavonia Avenue East,
3rd Floor
Jersey City, NJ  07310

Morgan Stanley & Co.                7.87%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

Salomon Smith Barney Inc.          7.60%
333 West 34th Street, 3rd Floor
New York, NY  10001

Merrill Lynch Pierce               6.02%
Fenner & Smith
Safekeeping
101 Hudson Street
Jersey City, NJ  07302

National Financial                 5.74%
Services Corporation
1 World Financial Center,
Tower A
New York, NY  10281



SPAIN

The Bank of New York               18.14%
One Wall Street
New York, NY  10286

Brown Bros. Harriman & Co.          11.88%
59 Wall Street
New York, NY  10005

Morgan Stanley & Co.                11.08%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

Citibank, N.A.                     7.67%
1410 Westshore Blvd.
Tampa, FL  33607



SWEDEN

The Bank of New York              18.78%
One Wall Street
New York, NY  10286

Brown Bros. Harriman & Co.         9.91%
59 Wall Street
New York, NY  10005

Citibank, N.A.                      9.05%
1410 Westshore Blvd.
Tampa, FL  33607

Merrill Lynch Pierce               7.26%
Fenner & Smith Safekeeping
101 Hudson Street
Jersey City, NJ  07302

Spear, Leeds & Kellogg             5.25%
120 Broadway
New York, NY 10271



SWITZERLAND

Morgan Stanley & Co.               14.22%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

Brown Bros. Harriman & Co.         13.30%
59 Wall Street
New York, NY  10005

Wells Fargo Bank, N.A.             12.28%
464 California Street
San Francisco, CA  94104

Citibank, N.A.                     8.41%
1410 Westshore Blvd.
Tampa, FL  33607

State Street Bank & Trust          6.28%
Company
1776 Heritage Drive
Quincy, MA  02171

The Bank of New York               6.27%
One Wall Street
New York, NY  10286



UNITED KINGDOM

Brown Bros. Harriman & Co.        10.87%
59 Wall Street
New York, NY  10005

The Bank of New York               9.60%
One Wall Street
New York, NY  10286

State Street Bank & Trust          8.64%
Company
1776 Heritage Drive
Quincy, MA  02171

Citibank, N.A.                    8.53%
1410 Westshore Blvd.
Tampa, FL  33607

Morgan Stanley & Co.               7.83%
Incorporated
One Pierrepont Plaza
Brooklyn, NY  11201

Prudential Securities              5.52%
Incorporated
1 New York Plaza, 9th Floor
New York, NY  10292



The Fund does not have information concerning the beneficial ownership of the WEBS held in the names of such DTC Participants.

As of March 6, 2000, the Directors and Officers of the Fund owned less than 1% of the outstanding Shares of each WEBS Index Series of the Fund.

          INFORMATION ABOUT THE ADVISER, ADMINISTRATOR,
               SUB-ADMINISTRATOR AND DISTRIBUTOR

Barclays Global Fund Advisors serves as the Fund's investment adviser. The Adviser is located at 45 Fremont Street, San
Francisco, California 94105.

PFPC Inc. (the "Administrator") serves as the Fund's administrator and transfer agent. The Administrator is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Morgan Stanley & Co. Incorporated (the "Sub-Administrator") serves as the Fund's sub-administrator. The Sub-Administrator is located at 1585 Broadway, New York, New York 10036.

SEI Investments Distribution Company (the "Distributor") has been approved to serve as the Fund's distributor, effective on or about March 28, 2000. The Distributor is located at One Freedom
Valley Drive, Oaks, Pennsylvania 19456.

                    SHAREHOLDER PROPOSALS

A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. As noted above, it is not anticipated that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                        OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting with respect to the Fund. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed form of Proxy will vote thereon according to their best judgment in the interests of the Fund, except that they will vote Proxies for or against any proposed adjournment of the Meeting as discussed under "Voting Information ? Quorum" above.

Dated:  March 18, 2000

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND
WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND
SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


[TEXT SURROUNDED BY < > INDICATES DELETIONS
CAPITALIZED TEXT INDICATES ADDITIONS]


                      ADVISORY AGREEMENT

AGREEMENT made as of the <5th> __TH day of <March, 1996>_______, 2000 between <BZW> Barclays Global Fund Advisors, a corporation organized under the laws of the State of California
(the "Adviser"), and <Foreign> WEBS INDEX Fund, Inc., a Maryland corporation (the "Company").

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended <(the "1940 Act")>; and

WHEREAS, the Company <proposes to engage> ENGAGES in the business of an open-end management investment company and is registered as such under the <1940 Act> INVESTMENT COMPANY ACT OF
1940, AS AMENDED (THE "1940 ACT"); and

WHEREAS, the Company is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Company intends initially to offer shares representing interests in each of the separate portfolios identified on Schedule A hereto (each, <an "Initial Fund" and collectively, the "Initial Funds> A "SERIES"); and

WHEREAS, the Company desires to appoint the Adviser to serve as the investment adviser with respect to each< of the Initial
Funds> SERIES; and

WHEREAS, the Company may, from time to time, offer shares representing interests in one or more additional portfolios
(each, an "Additional <Fund" and collectively, the "Additional
Funds> SERIES"); and

WHEREAS, the Company may desire to appoint the Adviser as the investment adviser with respect to one or more< of the "Additional Funds" (each such Additional Fund and Initial Fund being referred to herein individually as a "Fund" and collectively as the "Funds");> ADDITIONAL SERIES;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	APPOINTMENT OF ADVISER

a.	<Initial Funds> SERIES.  The Company hereby appoints
the Adviser to act as investment adviser for the
<Initial Funds> SERIES LISTED ON SCHEDULE A for the
period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

b.	Additional <Funds> SERIES.  In the event the Company
desires to retain the Adviser to render investment advisory services hereunder with respect to any Additional <Fund> SERIES, it shall so notify the Adviser in writing, indicating the advisory fee to be payable with respect to the Additional <Fund,> SERIES.
 If the Adviser is willing to render such services for such fee and on the terms provided for herein, it shall so notify the Company in writing, whereupon such Additional <Fund> SERIES shall become a <Fund> SERIES hereunder.

2.	DUTIES OF THE ADVISER

THE ADVISER SHALL BE RESPONSIBLE FOR THE GENERAL MANAGEMENT OF THE COMPANY'S AFFAIRS. The Adviser, at its own expense (subject to the overall supervision and review of the Board of Directors of the Company), shall (i) furnish continuously an investment program for each <Fund> SERIES in compliance with that <Fund's> SERIES' investment objective and policies, as set forth in the then-current prospectus and statement of additional information for such <Fund> SERIES contained in the Company's Registration Statement on Form N-lA, as such prospectus and statement of additional information is amended or supplemented from time to time,
(ii) determine what investments shall be purchased, held, sold or exchanged for each <Fund> SERIES and what portion, if any, of the assets of each <Fund> SERIES shall be held uninvested, (iii) make changes on behalf of the Company in the investments for each <Fund> SERIES and (iv) provide the Company with records concerning the Adviser's activities that the Company is required to maintain and render reports to the Company's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall furnish to the Company all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Company for each Fund.

3.	ALLOCATION OF EXPENSES

<Except for expenses incurred by the Adviser in providing
the services set forth in Paragraph 2 above, the Company assumes and shall> SUBJECT TO SECTION 4 BELOW, THE COMPANY
SHALL BE RESPONSIBLE FOR AND pay all expenses for <all other> Company operations and activities. <The expenses to be borne by the Company shall include, without limitation:>

<(1) all expenses of organizing the Company or forming any series thereof;>

<(2) all expenses (including information, materials and services other than services of the Adviser) of preparing, printing and mailing all annual. semiannual and periodic reports, proxy materials and other communications (including registration statements, prospectuses and amendments and revisions thereto) furnished to existing shareholders of the Company and/or regulatory authorities;>

<(3) fees involved in registering and maintaining registration of the Company and its shares with the Securities and Exchange
Commission and state regulatory authorities;>

<(4) any other registration, filing or other fees in connection with requirements of regulatory authorities;>

<(5) expenses, including the cost of printing of certificates relating to the issuance of shares of the Company;>

<(6) to the extent not paid by the Company's distributor, the expenses of maintaining a shareholder account and furnishing, or causing to be furnished, to each shareholder a statement of account, including the expense of mailing such statements;>

<(7) taxes and similar fees payable by the Company;>

<(8) expenses related to the redemption of its shares;>

<(9) all issue and transfer taxes, brokers' commissions and other costs chargeable to the Company in connection with securities transactions to which the Company is a party, including any portion of such commissions attributable to research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended from time to time (the "1934 Act");>

<(10) the charges and expenses of the custodian appointed by the
Company, or any depository utilized by such custodian, for the safekeeping of its property;>

<(11) the charges and expenses of any lending agent appointed by the Company and all borrowers' rebates and similar fees payable by the Company in connection with any loan transaction;>

<(12) charges and expenses of any administrator and/or accounting and recordkeeping agent appointed by the Company;>

<(13) charges and expenses of any shareholder servicing agent, transfer agent and registrar appointed by the Company, including costs of servicing shareholder investment accounts;>

<(14) charges and expenses of independent accountants retained by the Company;>

<(15) legal fees and expenses in connection with the affairs of the Company, including legal fees and expenses in connection with registering and qualifying its shares with federal and state regulatory authorities;>

<(16) compensation and expenses of Directors of the Company who are not "affiliated persons" (as defined in the 1940 Act) of the Adviser;>

<(17) expenses of shareholders' and Directors' meetings;>

<(18) membership dues in, and assessments of, the Investment
Company Institute or similar organizations;>

<(19) insurance premiums on fidelity, errors and omissions and other coverages;>

<(20) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 of the 1940
Act; and>

<(21) such other non-recurring expenses of the Company as may arise, including expenses of actions, suits, or proceedings to which the Company is a party and the legal obligation which the Company may have to indemnify its Directors or shareholders with respect thereto.>

4.	ADVISORY FEE

For the services to be provided by the Adviser hereunder with respect to each <Fund> SERIES, the Company shall pay to the Adviser an annual gross investment advisory fee equal to the amount set forth on Schedule A attached hereto; PROVIDED, HOWEVER, THAT THE FEE PAID TO THE ADVISER WITH RESPECT TO EACH SERIES SHALL BE REDUCED BY THE AGGREGATE OF SUCH SERIES' FEES AND EXPENSES, OTHER THAN (I) EXPENSES OF THE SERIES INCURRED IN CONNECTION WITH THE EXECUTION OF PORTFOLIO SECURITIES TRANSACTIONS ON BEHALF OF SUCH SERIES,
(II) EXPENSES INCURRED IN CONNECTION WITH ANY DISTRIBUTION PLAN ADOPTED BY THE COMPANY IN COMPLIANCE WITH RULE 12B-1 UNDER THE 1940 ACT, (III) LITIGATION EXPENSES, (IV) TAXES (INCLUDING, BUT NOT LIMITED TO, INCOME, EXCISE, TRANSFER AND WITHHOLDING TAXES), (V) ANY COST OR EXPENSE THAT A MAJORITY OF THE DIRECTORS OF THE COMPANY WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) DEEMS TO BE AN EXTRAORDINARY EXPENSE AND (VI) THE ADVISORY FEE PAYABLE TO THE ADVISER HEREUNDER; AND PROVIDED, FURTHER, THAT THE ADVISER SHALL REIMBURSE THE COMPANY TO THE EXTENT THAT THE EXPENSES OF ANY SERIES (OTHER THAN THE EXPENSES SET FORTH IN THE FOREGOING PROVISO) EXCEED THE AMOUNT SET FORTH IN SCHEDULE A WITH RESPECT TO SUCH SERIES.

Schedule A shall be amended from time to time to reflect the addition and/or termination of any <Fund> Series as a <Fund> SERIES hereunder and to reflect any change in the advisory fees payable with respect to any <Fund> SERIES duly approved in accordance with Section 7(b) hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practical practicable after the last day of each calendar quarter.

In the case of commencement or termination of this Agreement with respect to any <Fund> SERIES during any calendar quarter, the fee with respect to such <Fund> SERIES for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such <Fund> SERIES for the days during which it is in effect.

5.	PORTFOLIO TRANSACTIONS

In connection with the management of the investment and reinvestment of the assets of the Company, the Adviser, acting by its own officers, directors or employees, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a <Fund> SERIES the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any <Fund> SERIES of the Company. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Company acknowledges that any such research may be useful to the Adviser in connection with other accounts managed by it.

6.	LIABILITY OF ADVISER

a. Neither the Adviser nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided, HOWEVER, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

<b. The Company, on behalf of each Fund, hereby agrees to
indemnify and hold harmless the Adviser, its directors, officers and employees and each person, if any, who controls the Adviser (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to a Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the 1933 Act), the 1934 Act, the Investment Advisers Act of 1940, as amended, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (x) the Registration Statement or the prospectus, (y) any advertisement or sales literature authorized by the Company for use in the offer and sale of shares of the Fund, or (z) any application or other document filed in connection with the qualification of the Company or shares of the Fund under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (1) in a document prepared by the Adviser, or (2) made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Adviser pertaining to or originating with the Adviser for use in connection with any document referred to in clauses (x), (y) or
(z), or (ii) subject in each case to clause (i) above, the Adviser acting as investment adviser to the Company with respect to the Fund;>

<c. It is understood, however, that nothing in this paragraph 6 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Company or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under this Agreement or otherwise to an extent or in a manner inconsistent with Section 17(i) of the 1940 Act.>

7.	DURATION AND TERMINATION OF THIS AGREEMENT

a.	Duration.  This Agreement shall become effective with
respect to each <Initial> <Fund> SERIES on the date hereof and, with respect to any Additional <Fund>
SERIES, on the date specified in the written notice received by the Company from the Adviser in accordance with paragraph 1(b) hereof that the Adviser is willing to serve as Adviser with respect to such <Fund> SERIES.
 Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years ONE
YEAR from the date hereof with respect to each
<Initial> <Fund> SERIES and, with respect to each
Additional <Fund> SERIES, for two years from the date on which such <Fund> SERIES becomes a <Fund> SERIES hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each <Fund> SERIES so long as such continuance with respect to such <Fund> SERIES is approved at least annually (i) by either the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of such <Fund> SERIES, and (ii), in either event, by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

b.	Amendment.  Any amendment to this Agreement shall
become effective with respect to a <Fund> SERIES upon approval of the Adviser and of a majority of
<directors> DIRECTORS who are not parties to this
Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and a majority of the outstanding voting securities (as defined in the 1940 Act) of that <Fund> SERIES.

c.	Termination.  This Agreement may be terminated with
respect to any <Fund> SERIES at any time, without payment of any penalty, by vote of the Directors or by vote of a majority of the outstanding voting securities
(as defined in the 1940 Act) of that <Fund> SERIES, or by the Adviser, in each case on sixty (60) days' prior written notice to the other party; provided, that a shorter notice period shall be permitted for a <Fund>
SERIES in the event its shares are no longer listed on a national securities exchange.

d.	Automatic Termination.  This Agreement shall
automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

e.	Approval, Amendment or Termination by a <Fund> SERIES.
 Any approval, amendment or termination of this Agreement by the holders of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of any <Fund> SERIES shall be effective to continue, amend or terminate this Agreement with respect to any such <Fund> SERIES notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other <Fund> SERIES affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

8.	SERVICES NOT EXCLUSIVE

The services of the Adviser to the Company hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

9.	MISCELLANEOUS

a.	"ISHARES" NAME.  THE COMPANY SHALL, AT THE REQUEST OF
THE ADVISER, STOP ALL USE OF THE "ISHARES" NAME IN THE
EVENT THAT THE ADVISER OR ITS AFFILIATES IS NO LONGER
THE COMPANY'S INVESTMENT ADVISER.

b.	Notice.  Any notice under this Agreement shall be in
writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

b. c.	Severability.  If any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

c d.	Applicable Law.  This Agreement shall be construed in
accordance with and governed by the laws of New York.

d e.	Execution by Counterpart.  This Agreement may be
executed in any number of counterparts, all of which together shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


<FOREIGN> WEBS INDEX FUND, INC.


By:
_________________________
Name:
Title:



<BZW> BARCLAYS GLOBAL FUND ADVISORS


By:
_________________________
Name:
Title:




                                                ANNEX A
Schedule A

Advisory Fee* for the <initial funds:> CATEGORY I SERIES:
<0.27%> 0.59% per annum of the aggregate net assets of the
<Initial Funds> CATEGORY I SERIES less than or equal to<
$1.7B> $7.0 BILLION
plus <0.15%> 0.54% per annum of the aggregate net assets of the <Initial Funds between $l.7B and $7B> CATEGORY I SERIES
BETWEEN $7.0 BILLION AND $11.0 BILLION
<plus 0.12%> PLUS 0.49% per annum of the aggregate net
assets of the <Initial Funds between $7B and $l0B> CATEGORY
I SERIES IN EXCESS OF $11.0 BILLION

<plus 0.08%> CATEGORY I SERIES:

AUSTRALIA WEBS INDEX SERIES
AUSTRIA WEBS INDEX SERIES
BELGIUM WEBS INDEX SERIES
CANADA WEBS INDEX SERIES
EMU WEBS INDEX SERIES
FRANCE WEBS INDEX SERIES
GERMANY WEBS INDEX SERIES
HONG KONG WEBS INDEX SERIES
ITALY WEBS INDEX SERIES
JAPAN WEBS INDEX SERIES
MALAYSIA WEBS INDEX SERIES
MEXICO (FREE) WEBS INDEX SERIES
NETHERLANDS WEBS INDEX SERIES
SINGAPORE (FREE) WEBS INDEX SERIES
SPAIN WEBS INDEX SERIES
SWEDEN WEBS INDEX SERIES
SWITZERLAND WEBS INDEX SERIES
UNITED KINGDOM WEBS INDEX SERIES
USA WEBS INDEX SERIES

ADVISORY FEE* FOR CATEGORY II SERIES:
0.74% PER ANNUM OF THE AGGREGATE NET ASSETS OF THE CATEGORY
II SERIES INITIAL FUNDS IN EXCESS OF $L0B

LESS THAN OR EQUAL TO $2 BILLION
PLUS 0.69% PER ANNUM OF THE AGGREGATE NET ASSETS OF THE
CATEGORY II SERIES BETWEEN $2 BILLION AND $4 BILLION
PLUS 0.64% PER ANNUM OF THE AGGREGATE NET ASSETS OF THE
CATEGORY II SERIES GREATER THAN $6 BILLION

CATEGORY II SERIES:

BRAZIL WEBS INDEX SERIES
GREECE WEB WEBS INDEX SERIES
INDONESIA WEB WEBS INDEX SERIES
KOREA WEB WEBS INDEX SERIES
PORTUGAL WEB WEBS INDEX SERIES
SOUTH AFRICA WEB WEBS INDEX SERIES
THAILAND WEB WEBS INDEX SERIES
TAIWAN WEB WEBS INDEX SERIES
TURKEY WEB INDEX SERIES WEBS INDEX SERIES

*	Pursuant to Section 4 of this Advisory Agreement, the fee rates for a Series set forth in this Schedule A will be reduced, possibly to zero, by the expenses of the Series.A-10





                        FORM OF PROXY

WEBS INDEX FUND, INC.

This Proxy is solicited on behalf of the Board of Directors of WEBS Index Fund, Inc. (the "Fund") for use at a special meeting of the Fund's shareholders to be held at the offices of the Fund's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, on March 6, 2000, at 10:00 a.m. (Eastern Time).

The undersigned hereby appoints Gary M. Gardner, R. Sheldon Johnson and John P. Falco, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, casting votes according to the number of shares of the WEBS Index Series indicated on the reverse side of this proxy which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY
STATEMENT DATED MARCH 25, 2000.

Signature: ______________              Date: ___________________

Signature: ______________              Date: ___________________

Please sign above exactly as your name(s) appear(s) hereon.
 Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer.
Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                    (Continued on Reverse)



                        FORM OF PROXY

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted in favor of the proposals.

WEBS INDEX FUND, INC.
PROPOSAL 1: To approve amendments to the Fund's Advisory Agreement.

     FOR ____         AGAINST ____            ABSTAIN ____


                       SHARES VOTED
Australia WEBS Index Series
_______________________________

Austria WEBS Index Series
_______________________________

Belgium WEBS Index Series
_______________________________

Canada WEBS Index Series
_______________________________

France WEBS Index Series
_______________________________

Germany WEBS Index Series
_______________________________

Hong Kong WEBS Index Series
_______________________________

Italy WEBS Index Series
_______________________________

Japan WEBS Index Series
_______________________________

Malaysia (Free) WEBS Index Series
_______________________________

Mexico (Free) WEBS Index Series
_______________________________

Netherlands WEBS Index Series
_______________________________

Singapore (Free) WEBS Index Series
_______________________________

Spain WEBS Index Series
_______________________________

Sweden WEBS Index Series
_______________________________

Switzerland WEBS Index Series
_______________________________

United Kingdom WEBS
Index Series
_______________________________



CANADA WEBS INDEX SERIES

Proposal 2:  To approve a change to the Canada WEBS Index
Series' subclassification from diversified to non-diversified.

     FOR ____         AGAINST ____            ABSTAIN ____

SHARES VOTED  ____________



JAPAN WEBS INDEX SERIES

Proposal 3:  To approve a change to the Japan WEBS Index
Series' subclassification from diversified to non-diversified.

FOR ____         AGAINST ____            ABSTAIN ____

SHARES VOTED  ___________



UNITED KINGDOM WEBS INDEX SERIES

Proposal 4:  To approve a change to the United Kingdom WEBS
Index Series' subclassification from diversified to non-diversified.

FOR ____         AGAINST ____            ABSTAIN ____

SHARES VOTED _____________________




In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special
Meeting or any adjournment thereof.